Exhibit 99.1

INVESTOR PRESENTATIONFIRST QUARTER ENDED MARCH 31, 2018

2 SAFE HARBOR STATEMENT THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THEMEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995GIVING BENEFICIAL BANCORP’S EXPECTATIONS OR PREDICTIONS OF FUTURE FINANCIAL OR BUSINESS PERFORMANCE OR CONDITIONS. FORWARD-LOOKING STATEMENTS ARE TYPICALLY IDENTIFIED BY WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “TARGET,” “ESTIMATE,” “CONTINUE,” “POSITIONS,” “PROSPECTS” OR “POTENTIAL,” BY FUTURE CONDITIONAL VERBS SUCH AS “WILL,” “WOULD,” “SHOULD,” “COULD” OR “MAY”, OR BYVARIATIONS OF SUCH WORDS OR BY SIMILAR EXPRESSIONS. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO NUMEROUS ASSUMPTIONS, RISKS AND UNCERTAINTIES, WHICH CHANGE OVER TIME. FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE THEY ARE MADE AND WE ASSUME NO DUTY TO UPDATE FORWARD-LOOKING STATEMENTS.ACTUAL RESULTS MAY DIFFER MATERIALLY FROM CURRENT PROJECTIONS. IN ADDITION TO FACTORS PREVIOUSLY DISCLOSED IN BENEFICIAL BANCORP’S REPORTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND THOSE IDENTIFIED ELSEWHERE IN THIS PRESENTATION, THE FOLLOWING FACTORS AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM FORWARD-LOOKING STATEMENTS OR HISTORICAL PERFORMANCE: CHANGES IN ASSET QUALITY AND CREDIT RISK; THE INABILITY TO SUSTAIN REVENUE AND EARNINGS GROWTH; OUR ABILITY TO CONTROL COSTS AND EXPENSES; CHANGES IN INTEREST RATES AND CAPITAL MARKETS; LOAN DELINQUENCY RATES; INFLATION; CUSTOMER ACCEPTANCE OF BENEFICIAL BANK PRODUCTS AND SERVICES; CUSTOMER BORROWING, REPAYMENT, INVESTMENTAND DEPOSIT PRACTICES; CUSTOMER DISINTERMEDIATION; THE INTRODUCTION, WITHDRAWAL, SUCCESS AND TIMING OF BUSINESS INITIATIVES; COMPETITIVE CONDITIONS AND OUR ABILITY TO OFFER COMPETITIVE PRODUCTS AND PRICING; THE INABILITY TO REALIZE COST SAVINGS OR REVENUES OR TO IMPLEMENT INTEGRATION PLANS AND OTHER CONSEQUENCES ASSOCIATED WITH MERGERS, ACQUISITIONS AND DIVESTITURES; NATIONAL, REGIONAL AND LOCAL ECONOMIC CONDITIONS; AND THE IMPACT, EXTENT AND TIMING OF TECHNOLOGICAL CHANGES, CAPITAL MANAGEMENT ACTIVITIES, AND OTHER ACTIONS OF THE FEDERAL RESERVE BOARD AND OTHER LEGISLATIVE AND REGULATORY ACTIONS AND REFORMS. THESE FACTORS SHOULD BE CONSIDERED IN EVALUATING THE FORWARD-LOOKING STATEMENTS AND UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH STATEMENTS. ANNUALIZED, PRO FORMA, PROJECTED AND ESTIMATED NUMBERS ARE USED FOR ILLUSTRATIVE PURPOSE ONLY, ARE NOT FORECASTS AND MAY NOT REFLECT ACTUAL RESULTS. THIS PRESENTATION ALSO INCLUDES INTERIM AND UNAUDITED FINANCIAL INFORMATION THAT IS SUBJECT TO FURTHER REVIEW BY BENEFICIAL BANCORP’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

3 •Strong core deposits •Diversified loan portfolio •History of growing core deposits and commercial loans organically and via .acquisition •Effectively managing credit, interest rate, and liquidity risk •Oldest and largest Philadelphia-based bank Solid Franchise •Country’s 6thmost populous city, 8thlargest metropolitan area and major center of _economic activity(1) •Favorable income and age demographics •Significant opportunities to grow market share •Dominated by large “out of town” banks Attractive Markets •Demonstrated history of stock repurchases •Disciplined acquirer •Attractive dividend yield Shareholder Focused •Stock Price $16.95(2) •Current Price to TBV: 151%(2) is trading below peers Compelling Valuation INVESTMENT HIGHLIGHTS (1)Source: U.S. Census Bureau, S&P Global Market Intelligence (2)Stock price as of June 7, 2018

($ in millions) As of March 31, 2018 Corporate Headquarters Philadelphia, PA Branches 61 (38 in PA; 23 in NJ) Market Capitalization $1,170.4 Total Assets $5,788.9 Total Deposits $4,188.1 4 OVERVIEW OF BENEFICIAL BANCORP • Founded in 1853 • Oldest and largest bank headquartered in Philadelphia • #6 deposit market share in Philadelphia for all banks and thrifts • Largest locally-headquartered bank or thrift by assets or deposits Source: S&P Global Market Intelligence Beneficial Bancorp, Inc. Headquarters 1818 Market Street, Philadelphia Beneficial Bank Delaware New Jersey Pennsylvania Philadelphia

Population 6.1 Million Unemployment Rate 4.9% Projected 5-Year Household Income Growth 9.81% Projected 5-Year Population Change 1.31% Market Deposits $366.7 billion Total Branches 1,663 Total Institutions 94 Market Deposits $42.1 billion Average Deposits per Bank $520 million Total Branches 562 Total Institutions 81 Philadelphia MSA Philadelphia MSA Community Banks(1) 5 OUR MARKET – GREATER PHILADELPHIA (1) Excludes Beneficial Bank Source: U.S. Census Bureau, S&P Global Market Intelligence, U.S. Bureau of Labor Statistics Opportunity for Growth Both Organically and through Acquisitions in the Attractive Philadelphia MSA • Philadelphia is 8th largest metropolitan region in the U.S. • 66 colleges and universities in the area • Median household income of $71k versus national median of $61k • Community banks comprise a large portion of total institutions in Philadelphia Metro area (81 of 94) • 72 of 94 Philadelphia banking institutions have less than 10 branch locations • Only 10 of 94 Philadelphia banking institutions have more than 50 branch locations • Beneficial is large enough to compete with the largest financial institutions • Beneficial has enough capital to enhance existing branch footprint or strategically grow in other key Philadelphia/Southern New Jersey markets

 BENEFICIALTODAY –COMPETITIVE ADVANTAGE Source: S&P Global Market Intelligence (Philadelphia Market) 6 ($ in thousands)

•Continued focus on growing commercial loan portfolio •Improving balance sheet mix •Disciplined in the pricing of loan and deposit products •Stay focused on operating efficiency and cost structure •Launch Neumann Finance Improve Profitability •Maintain low levels of non-performing assets •Maintain strong reserves •Employ prudent underwriting standards for new originations Asset Quality •Maintain strong capital levels to allow strategic flexibility •Invest in profitable businesses •Share repurchases based on trading levels •Dividends •Execute acquisitions with strategic and financial fit Capital Management •Leverage IT platform to improve efficiency, control, and scalability •Continued focus on risk management and compliance functions •Optimizing mobile banking •Enhancing online capabilities with completion of website and cash management solutions Operations / Technology •Educate our customers to do the right thing financially •Continue to differentiate with our legacy and history in the market with our tag line “TRUE TO OUR NAME. SINCE 1853.” •Highlight Beneficial’s commitment to financial education •Focus on communicating our core mission to provide customers with the tools, knowledge .and guidance to help them make wise financial decisions Brand STRATEGIC PRIORITIES 7

•Common Stock Repurchases -First 10% stock repurchase program completed in May 2016 of which Beneficial repurchased 8.3 million shares -Second 10% stock repurchase program adopted and announced in July 2016 for up to 7.8 million shares. 3.0 million shares have been repurchased through March 2018. •Dividends -Declared first-ever dividend of 6 cents per share in July 2016, and 6 cent dividends in each subsequent quarter to date -Will continue to evaluate future quarterly dividends based on financial performance -Declared a special dividend of 25 cents per share in January 2018, given Beneficial’s high capital levels and expected benefit to future earnings as a result of the Tax Reform Act •Acquisitions -Focused on in-market and contiguous market opportunities -Maintain discipline on financial hurdles including earnings accretion, tangible book value dilution, earn-back period and internal rate of return CAPITAL MANAGEMENT 8

10.4% 21.0% 15.1% 15.3% 15.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2014Y 2015Y 2016Y 2017Y 2018 Q1 Tangible Equity /Tangible Assets 9 FOCUSED ON PRUDENT CAPITAL MANAGEMENT Have actively reduced excess capital since the second step conversion while driving improved financial performance Capital will be deployed in the future to support organic growth, the second share repurchase plan, dividends and acquisitions

Q1 2018 HIGHLIGHTS •Recorded net income of $9.8 million, or $0.13 per diluted share, for the quarter ended March 31, 2018, compared to net income of $8.4 million, or $0.11 per diluted share, for the quarter ended March 31, 2017. •Net interest margin totaled 3.20% for the quarter ended March 31, 2018 compared to 3.04% for the same period in 2017. Net interest income increased $2.4 million, or 6.0%, for the quarter compared to the same period in the prior year. Net interest margin and net interest income increased primarily due to higher yields on the investment and loan portfolios following three Federal Reserve Bank federal funds rate increases of 25 basis points in 2017. •During the quarter ended March 31, 2018, our loan portfolio decreased $30.7 million, or 0.8%, as a result of increases in our core commercial real estate and C&I portfolios of 1.3% and 4.4%, respectively, which were more than offset by decreases in our shared national credit and consumer loan portfolios. •Asset quality metrics continued to remain strong with non-performing assets to total assets, excluding government guaranteed student loans, of 0.41% at March 31, 2018. Net charge-offs for the quarter ended March 31, 2018 totaled $1.2 million, or 12 basis points. •Our effective tax rate decreased to 22.3% for the first quarter of 2018 compared to 29.6% in the first quarter of 2017 as a result of H.R.1, which was enacted on December 22, 2017 and lowered the federal corporate tax rate to 21% from 35%. •Tangible book value per share totaled $11.21 at March 31, 2018. 10

$2,534 $2,689 $3,159 $3,170 $3,255 $2 ,0 00 $2 ,2 00 $2 ,4 00 $2 ,6 00 $2 ,8 00 $3 ,0 00 $3 ,2 00 $3 ,4 00 2014Y 2015Y 2016Y 2017Y 2018 Q1 $1,121 $1,584 $2,447 $1,301 $2,540 $2,538 $1,357 $1,564 $1,494 $1,465 $2,422 $2,941 $4,011 $4,034 $4,003 -$3 00 $2 00 $7 00 $1 ,2 00 $1 ,7 00 $2 ,2 00 $2 ,7 00 $3 ,2 00 $3 ,7 00 $4 ,2 00 $4 ,7 00 $5 ,2 00 $5 ,7 00 $6 ,2 00 $6 ,7 00 2014Y 2015Y 2016Y 2017Y 2018 Q1 Commercial Loans Residential & Consumer 71.3% 85.2% 96.4% 97.2% 95.6% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2014Y 2015Y 2016Y 2017Y 2018 Q1 BALANCE SHEET TRENDS ($ in millions) ($ in millions) (1) Excludes Municipal Deposits, Time Deposits and Stock Subscription Proceeds 11 * Excludes Stock Subscription Proceeds Core Deposits (1) Loans to Deposits Ratio Loans

$18,033 $22,893 $25,469 $23,932 $9,791 $0.22 $0.29 $0.34 $0.32 $0.13 0.00 0.05 0.10 0.15 0.20 0.25 0.30 0.35 0.40 0.45 0.50 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 2014Y 2015Y 2016Y 2017Y 2018 Q1 Earnings Diluted Earnings Per Share 83.2% 79.8% 77.8% 69.9% 72.9% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2014Y 2015Y 2016Y 2017Y 2018 Q1 $117.4 $124.2 $150.9 $169.9 $43.2 2.82% 2.80% 3.00% 3.12% 3.20% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 2014Y 2015Y 2016Y 2017Y 2018 Q1 Net Interest Income Net Interest Margin 0.40% 0.48% 0.47% 0.41% 0.68% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 2014Y 2015Y 2016Y 2017Y 2018 Q1 Return on Average Assets EARNINGS PERFORMANCE IMPROVING ($ in millions) 12 ($ in thousands) Note: As a result of the second-step conversion on January 12, 2015, all share and per share information, as appropriate, was adjusted to reflect the 1.0999 exchange ratio for preceding periods. (a): Includes merger and restructuring charges of $753 thousand for the year ended December 31, 2015. (b): Includes a $1.8 million one-time gain on the sale of an equity investment and $8.8 million of merger and restructuring charges for the year ended December 31, 2016. (c): Includes a one-time $13.1 million charge, or $0.18 per diluted share, of additional income tax expense related to the enactment of H.R. 1 (originally known as the “Tax Cuts and Jobs Act”) Return on Average Assets Efficiency Ratio Net Interest Margin Earnings (a) (b) (a) (b) (a) (b) (c) (c)

 $5.2 $1.6 $2.7 $3.1 0.2% $1.2 0.1% 0.1% 0.1% 0.1% 0.0% 0.5% 1.0% 1.5% 2.0% $0 $5 $10 2014Y 2015Y 2016Y 2017Y 2018 Q1 Net Charge-Offs Net Charge-Offs/Avg Loans $50.7 $45.5 $43.3 $43.3 $43.1 2.1% 1.6% 1.1% 1.1% 1.1% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% $0 $10 $20 $30 $40 $50 $60 2014Y 2015Y 2016Y 2017Y 2018 Q1 Allowance % of Total Portfolio $16.2 $16.0 $12.9 $20.7 $23.5 $41.5 $38.9 $27.7 $34.9 $44.8 0.9% 0.8% 0.5% 0.6% 0.8% 0.0% 100.0% 200.0% 300.0% 400.0% 500.0% 600.0% 700.0% 800.0% $0 $20 $40 $60 $80 2014Y 2015Y 2016Y 2017Y 2018 Q1 NPAs, excld Student Loans Student Loans NPAs/Assets • Excluding government guaranteed student loans, nonperforming assets/total assets totaled 0.41% as of March 31, 2018 • Charge-off levels remain low • Reserve levels remain strong. Excluding loans acquired in the Conestoga transaction, our loan loss reserve coverage ratio totaled 1.17% as of March 31, 2018. ($ in millions) 13 ASSET QUALITY TRENDS ($ in millions) ($ in millions) Non-Performing Assets Allowance for Loan Losses Net Charge-Offs

APPENDIXFINANCIAL EXHIBITS

($ in millions) 12/31/2014 12/31/2015 12/31/2016 12/31/2017 3/31/2018 Total Assets $4,751.5 $4,826.7 $5,738.6 $5,798.8 $5,788.9 Net Loans 2,371.1 2,895.9 3,967.3 3,990.9 3,960.4 Deposits 3,879.7 3,451.9 4,158.2 4,150.5 4,188.1 Total Stockholders' Equity 610.9 1,115.5 1,013.8 1,034.9 1,016.1 Gross Loans / Deposits 62.4% 85.2% 96.4% 97.2% 95.6% Net Income 18.0 22.9 25.5 23.9 9.8 ROAA 0.40% 0.48% 0.47% 0.41% 0.68% ROAE 2.94% 2.15% 2.45% 2.29% 3.89% Net Interest Margin 2.82% 2.80% 3.00% 3.12% 3.20% Efficiency Ratio 83.2% 79.8% 77.8% 69.9% 72.9% Non. Int. Exp. / Avg. Assets 2.64% 2.50% 2.58% 2.39% 2.51% NPAs / Assets 0.87% 0.81% 0.48% 0.60% 0.77% Reserves / Loans 2.09% 1.55% 1.08% 1.07% 1.08% For the Year Ended For the Quarter Ended 15 FINANCIAL PROFILE

Commercial real estate 39.7% Small business leases 3.5% Commercial construction 3.3% Residential real estate 23.6% Home equity and lines of credit 5.5% Personal 0.4% Education 3.6% Automobile 3.5% Commercial business loans 16.9% 12/31/2017 3/31/2018 $ Change % Change Commercial real estate $1,581.9 $1,591.5 $9.6 0.6% Commercial business loans 670.1 675.3 5.2 0.8% Small business leases 141.3 139.9 (1.4) (1.0%) Commercial construction 146.6 131.7 (14.9) (10.2%) Total Commercial Loans 2,539.9 2,538.4 (1.5) (0.1%) Residential real estate 943.6 945.9 2.3 0.2% Total Residential Loans 943.6 945.9 2.3 0.2% Home equity and lines of credit 228.1 220.0 (8.1) (3.6%) Personal 17.2 15.9 (1.3) (7.6%) Education 147.6 143.3 (4.3) (2.9%) Automobile 157.7 140.0 (17.7) (11.2%) Total Consumer Loans 550.6 519.2 (31.4) (5.7%) 0.0 Total Loans $4,034.1 $4,003.5 -$30.6 (0.8%) ($ in millions) LOAN PORTFOLIO • Investments in our commercial lending teams have driven core commercial loan growth Loan Portfolio Composition as of 3/31/2018 16

$1,485.6 $1,351.5 $1,054.1 $847.6 $819.4 $0 $400 $800 $1,200 $1,600 2014Y 2015Y 2016Y 2017Y Q1 2018 $534.0 $233.9 $287.0 $557.6 $602.7 $0 $100 $200 $300 $400 $500 $600 $700 2014Y 2015Y 2016Y 2017Y Q1 2018 CASH AND INVESTMENTS $ in thousands • Cash and overnight securities has increased with the slow down in loan production. • Cash and overnight investments combined with the investment portfolio represented 24.6% of the balance sheet as of March 31, 2018 (1) Excludes Federal Home Loan Bank Stock ($ in millions) 17 ($ in millions) Cash and Overnight Securities Investment Securities(1)

GSE and Agency 0.4% GNMA guaranteed mortgage certificates 0.4% GSE mortgagebacked securities 83.7% GSE collateralized mortgage obligations 8.7% Municipal bonds 0.3% Corporate securities 2.9% Money market and mutual funds 3.4% Foreign bonds 0.2% Estimated ($ in millions) Amortized Cost Fair Value Available-for-sale (AFS) Equity Securities $0.3 $0.5 GSE and Agency 3.3 3.2 GNMA guaranteed mortgage certificates 2.8 2.9 GSE mortgage-backed securities 231.3 229.1 GSE collateralized mortgage obligations 13.0 12.9 Municipal bonds 1.8 1.8 Corporate securities 23.5 23.8 Money market and mutual funds 27.7 27.7 Total Available-for-sale $303.7 $301.9 Held-to-maturity (HTM) GSE mortgage-backed securities $456.5 $446.7 GSE & Agency collateralized mortgage obligations 58.5 57.2 Municipal bonds 0.5 0.5 Foreign bonds 2.0 2.0 Total held-to-maturity: $517.5 $506.4 Yield on Investment Securities 2.24% 18 SECURITIES PORTFOLIO • High quality investment portfolio • Provides steady stream of cash flow • Focused on keeping average life short (3.8 years)

Checking 37% Savings 31% Money Market 10% Municipal Deposits 3% Time Deposits 19% Q1 2018 Total Deposits 12/31/2017 3/31/2018 $ Change % Change Checking $1,461.4 $1,531.6 $70.2 4.8% Savings 1,288.9 1,306.9 18.0 1.4% Money Market 419.8 416.7 (3.1) (0.7%) Total 3,170.1 3,255.2 85.1 2.7% Municipal Deposits 123.7 114.3 (9.4) (7.6%) Time Deposits 856.7 818.6 (38.1) (4.4%) Total Deposits $4,150.5 $4,188.1 $37.6 0.9% ($ in millions) DEPOSIT COMPOSITION • Core deposits, excluding municipal deposits, have increased $85.1 million from December 31, 2017 19

$708.5 $655.8 $796.4 $871.2 $845.7 1.10% 1.09% 0.97% 1.11% 1.24% 0.80% 0.90% 1.00% 1.10% 1.20% 1.30% 1.40% 1.50% $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2014Y 2015Y 2016Y 2017Y Q1 2018 Average Balance Rate $261.3 $131.9 $129.2 $122.6 $120.5 0.12% 0.11% 0.16% 0.19% 0.20% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $0 $200 $400 2014Y 2015Y 2016Y 2017Y Q1 2018 Average Balance Rate $3,315.1 $3,286.3 $3,806.6 $4,049.9 $4,034.0 0.44% 0.43% 0.41% 0.44% 0.47% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% $2,700 $2,850 $3,000 $3,150 $3,300 $3,450 $3,600 $3,750 $3,900 $4,050 2014Y 2015Y 2016Y 2017Y Q1 2018 Average Balance Rate COST OF DEPOSITS ($ in millions) 20 ($ in millions) ($ in millions) • Cost of core deposits has remained stable with some increase in our time deposit rate • Actively assessing and managing our deposit mix, deposit balance levels and pricing to maximize net interest margin, ROE and core deposit retention Total Deposits (excluding Municipal Deposits) Municipal Deposits Certificates of Deposit

($ in thousands) 12/31/2014 12/31/2015 12/31/2016 12/31/2017 3/31/2018 Noninterest Expense $118,251 $118,488 $139,124 $138,797 $36,357 Net Interest Income 117,424 124,222 150,917 169,868 43,201 Noninterest Income 24,783 24,284 27,805 28,765 6,664 Total Revenue $142,207 $148,506 $178,722 $198,633 $49,865 Efficiency Ratio 83.2% 79.8% 77.8% 69.9% 72.9% For the Year Ended For the Quarter Ended 21 CALCULATION OF EFFICIENCY RATIO

($ in thousands) 12/31/2014 12/31/2015 12/31/2016 12/31/2017 3/31/2018 Total Beneficial Bancorp, Inc. Stockholders' Equity $610,894 $1,115,546 $1,013,756 $1,034,298 $1,015,586 Goodwill (121,973) (121,973) (169,125) (169,002) (169,002) Other intangibles (6,136) (4,389) (4,446) (2,884) (2,685) Tangible Common Equity $482,785 $989,184 $840,185 $862,412 $843,899 Total Beneficial Bancorp, Inc. Assets $4,751,522 $4,826,695 $5,738,593 $5,798,236 $5,788,398 Goodwill (121,973) (121,973) (169,125) (169,002) (169,002) Other intangibles (6,136) (4,389) (4,446) (2,884) (2,685) Tangible Assets $4,623,413 $4,700,333 $5,565,022 $5,626,350 $5,616,711 Tangible Common Equity / Tangible Assets 10.4% 21.0% 15.1% 15.3% 15.0% As of 22 RECONCILIATION OF NON-GAAP MEASURES

23 For Additional Information Please Contact: Thomas Cestare, CFO @ (215)-864-6009 or tcestare@thebeneficial.com www.thebeneficial.com Corporate Headquarters:1818 Beneficial Bank Place 1818 Market Street, 22ndFloor Philadelphia, PA 19103 ADDITIONAL INFORMATION